Jensen Quality Growth ETF (the “Fund”) JGRW

Listed on NYSE Arca, Inc.
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 8, 2024
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated August 13, 2024

Eric Schoenstein, a Portfolio Manager of the Fund, and the Chief Investment Officer, Vice President, and a director and owner of approximately 33% of the outstanding shares of the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), will retire and sell his entire equity interest to the Adviser on or about March 1, 2025. Effective as of the date Mr. Schoenstein sells his shares back to the Adviser, Mr. Schoenstein will retire and resign as the Chief Investment Officer and Vice President of the Adviser and as a member of the Adviser’s designated portfolio manager investment team that is responsible for the Fund’s investment decisions. Mr. Schoenstein also will resign from the Adviser’s board of directors.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment advisory agreement with the Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. Mr. Schoenstein’s sale of his ownership interest in the Adviser back to the Adviser, when completed, will result in a change in control of the Adviser under the 1940 Act and, accordingly, the Fund’s investment advisory agreement with the Adviser will automatically terminate as provided under the 1940 Act.

Following Mr. Schoenstein’s retirement, the Fund will continue to be managed by the remaining members of the Adviser’s designated portfolio manager investment team. Robert D. McIver, President of the Adviser, one of the Adviser’s Managing Directors and a member of its investment committee, currently has a greater than 25% ownership interest in the Adviser and his ownership will increase to approximately 38% after the change in control. Accordingly, Mr. McIver will remain a control person of the Adviser.

At a special meeting of shareholders scheduled for November 1, 2024, shareholders of record of the Fund as of September 20, 2024 will vote on a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. The proposed new investment advisory agreement would become effective as of the date of the change in control of the Adviser, which is expected to occur on or about March 1, 2025. There are no changes in the investment advisory fees to be paid by the Fund or the services provided by the Adviser under the proposed new investment advisory agreement. A proxy statement describing the proposal was mailed on or about September 25, 2024 to the Fund’s record-date shareholders and is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.